EXHIBIT 10





                             FORBEARANCE AGREEMENT


               THIS FORBEARANCE AGREEMENT (this "Agreement") is made and entered into as of the 1st day of October, 2001, by and among HQ GLOBAL HOLDINGS, INC., a Delaware corporation (the "Parent"), HQ GLOBAL WORKPLACES, INC., a Delaware corporation (the "Borrower"), the SUBSIDIARY GUARANTORS party to this Agreement (the "Subsidiary Guarantors"), certain BANKS party to the Credit Agreement referred to below (the "Joining Banks"), ING (U.S.) CAPITAL LLC, as managing agent (the "Managing Agent"), BANKERS TRUST COMPANY, as syndication agent and co-arranger (the "Syndication Agent"), CITICORP REAL ESTATE, INC., as documentation agent and co-arranger (the "Documentation Agent"), and BNP PARIBAS (f/k/a Paribas), as administrative agent, collateral agent and arranger (the "Administrative Agent" and, together with the Managing Agent, the Syndication Agent and the Documentation Agent, collectively, the "Agents" and each, an "Agent").



                             W I T N E S S E T H:
                             - - - - - - - - - -

               WHEREAS, the Parent, the Borrower, the Banks and the Agents are parties to that certain Amended and Restated Credit Agreement, dated as of January 16, 1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, further amended and restated as of May 31, 2000, further amended by that certain First Amendment and Consent dated as of August 11, 2000, further amended by that certain Second Amendment and Waiver dated as of March 26, 2001, and further amended by that certain Third Amendment and Agreement dated as of June 29, 2001 (collectively, the "Credit Agreement"); and

               WHEREAS, the Parent, the Borrower and the other Credit Parties acknowledge that there currently exists, and during the Forbearance Period (as hereinafter defined) there may also occur, the following Defaults and Events of Default under the Credit Agreement (collectively, the "Existing Events of Default"): (i) the failure to make the September 30, 2001 amortization payments, (ii) the failure to meet the financial covenants set forth in Sections 8.09, 8.10, 8.11, 8.12 and 8.13 of the Credit Agreement for any fiscal quarter ending prior to the date of this Agreement, (iii) the failure of the Borrower and its Subsidiaries timely to comply with the requirements of Sections 7.18(b), 8.04 and 8.06(ii) of the Credit Agreement regarding the establishment of Lockboxes and Concentration Accounts, and (iv) any Default or Event of Default under the Credit Agreement (including, without limitation, Section 9.04 thereof) resulting from any breach or default under the Mezzanine Subordinated Note Documents (excluding any breach or default under the Mezz Debt Subordination Agreement (as hereinafter defined)); and

               WHEREAS, the Borrower sent the Administrative Agent two (2) Notices of Borrowing dated September 26, 2001, and received by the Administrative Agent on September 27, 2001, requesting additional fundings on the A Revolving Loan Facility in the amount of $2,800,000.00 and on the B Revolving Loan Facility in the amount of $5,400,000.00 (the "Funding Requests"); and




               WHEREAS, the Borrower subsequently advised the Administrative Agent that the Borrower was withdrawing its Funding Requests; and

               WHEREAS, the Borrower has acknowledged that as of September 26, 2001 and as of the date hereof, the Borrower cannot satisfy all of the conditions precedent contained in Section 5 of the Credit Agreement; and

               WHEREAS, the Banks executing this Agreement have agreed to forbear from the enforcement of their remedies against the Borrower and the other Credit Parties with respect to the Existing Events of Default on the terms and conditions set forth in this Agreement.

               NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                           RECITATIONS; DEFINITIONS

         Section 1.1 Recitations. Each of the Credit Parties hereby jointly and severally confirms the truth and accuracy of each of the preambles and recitals set forth in the introduction to this Agreement and agrees that each of the preambles and recitals set forth in the introduction to this Agreement are incorporated herein by reference and are and shall be deemed to be a part of this Agreement as if fully set forth herein.

         Section 1.2 Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Credit Agreement.



                                   ARTICLE 2

                                  FORBEARANCE

         Section 2.1 Forbearance. Provided that each of the Credit Parties complies with all of the requirements contained in this Agreement, the Credit Agreement and the other Credit Documents (other than the Existing Events of Default or the failure to make a Required Payment (as hereinafter defined)), the Banks executing this Agreement shall forbear from enforcing their remedies with respect to the Existing Events of Default and with respect to failures to make any principal amortization payments scheduled to be made (each, a "Required Payment") during the period (the "Forbearance Period") commencing on the date hereof and ending on the earliest to occur of the following: (a) December 14, 2001, (b) the termination of the period during which the holders of the Mezzanine Subordinated Note Documents are required under that certain Subordination Agreement dated as of August 11, 2000 by and among the Parent, the Borrower, the Administrative Agent on behalf of the Banks, and the holders of the Mezzanine Subordinated Note



                                      2




Documents (the "Mezz Debt Subordination Agreement") to refrain from exercising their remedies as a result of a default under the Mezzanine Subordinated Note Documents (the "Subordinated Debt Standstill Period"), or (c) the date upon which there occurs any Default or Event of Default under the Credit Agreement or the other Credit Documents (other than the Existing Events of Default or the failure to make a Required Payment) or the date upon which any of the Credit Parties fails to comply with any of the requirements set forth herein or any terms and provisions hereof. At the end of the Forbearance Period, if Borrower has not paid, in full, all amounts due and owing hereunder or under the Credit Agreement and the other Credit Documents (including, without limitation, all of the Required Payments), and/or if the Borrower has not cured the Existing Events of Default to the full satisfaction of the Required Banks in their respective sole and absolute discretion, then the Banks may immediately commence, proceed or otherwise continue with any or all rights and remedies available under the Credit Agreement and the other Credit Documents, under applicable law or otherwise, without any notice or demand to any Credit Party or any other party, but as among the Agents and the Banks, subject to the provisions of the Credit Agreement with respect to exercising remedies. This Agreement is an accommodation to the Credit Parties and the Credit Parties remain bound to perform their respective obligations under the Credit Agreement and the other Credit Documents except as otherwise provided in this Agreement.



                                   ARTICLE 3

                      TERMS AND CONDITIONS OF FORBEARANCE

         Section 3.1   Availability of Advances and Letters of Credit.

                      (a) Subject to the terms and conditions of this Agreement, the Credit Agreement (including the satisfaction of the condition precedent that no Default or Event of Default exists other than the Existing Events of Default or the failure to make a Required Payment) and the other Credit Documents, during the Forbearance Period, each Bank with an A Revolving Loan Commitment will honor draw requests on the A Revolving Loan Facility, and each Bank with a B Revolving Loan Commitment will honor draw requests on the B Revolving Loan Facility; provided, however, that (i) the proceeds of such Borrowings shall be used by Borrower solely (x) for its working capital needs complying in all material respects with the budget attached hereto as Schedule 1 and made a part hereof by this reference, which budget has been approved and accepted by the Required Banks (the "Budget"), and/or (y) to pay interest on the Loans, (ii) each Notice of Borrowing shall be accompanied by an officer's certificate from the chief financial officer (or other designated executive with similar authority) of the Borrower delivered to the Administrative Agent stating that such Borrowing complies in all material respects with the Budget, and (iii) a copy of each Notice of Borrowing and accompanying officer's certificate shall be sent by the Borrower to the Banks' Financial Advisor (as defined in Section 7.15 of this Agreement), simultaneously with delivery to the Administrative Agent, for review by the Banks' Financial Advisor, provided that such review shall not unreasonably delay the funding of any such Notice of Borrowing.

                      (b) Subject to the terms and conditions of this Agreement, the Credit Agreement (including the satisfaction of the condition precedent that no Default or Event of


                                      3



Default exists other than the Existing Events of Default or the failure to make a Required Payment) and the other Credit Documents, during the Forbearance Period, each A Issuing Bank will honor requests for issuance of A Letters of Credit, and each B Issuing Bank will honor requests for issuance of B Letters of Credit, complying in all material respects with the Budget. Each Letter of Credit Request shall be accompanied by an officer's certificate from the chief financial officer (or other designated executive with similar authority) of the Borrower delivered to the Administrative Agent stating that such Letter of Credit complies in all material respects with the Budget, and a copy of each Letter of Credit Request and accompanying officer's certificate shall be sent by the Borrower to the Banks' Financial Advisor, simultaneously with delivery to the Administrative Agent, for review by the Banks' Financial Advisor, provided that such review shall not unreasonably delay the issuance of any such Letter of Credit.

                      (c) Notwithstanding the foregoing or any provision of the Credit Agreement (including, without limitation, Sections 1A.01(c) and 1B.01(c) of the Credit Agreement) or the other Credit Documents to the contrary, during the Forbearance Period, no Letter of Credit shall be issued or renewed for a period exceeding ninety (90) days; provided, however, that the Administrative Agent, in its sole and absolute discretion, may agree to extend such ninety (90)-day period for up to a period of one (1) year.

         Section 3.2 Base Rate Loans and Eurodollar Loans. Notwithstanding the provisions of Sections 1.08 and 1.09 of the Credit Agreement or any other provision of the Credit Agreement or the other Credit Documents to the contrary, during the Forbearance Period, (i) the Applicable Margin with respect to any new or converted Base Rate Loans shall be 3.00%, (ii) the Applicable Margin with respect to any new or converted Eurodollar Loans shall be 4.00%, and (iii) only Interest Periods of one month each shall be available with respect to any new or converted Eurodollar Loans.

         Section 3.3 Default Interest. During the Forbearance Period, default interest will continue to accrue but the Required Banks waive the requirement in Section 1.08(c) of the Credit Agreement that default interest be collected; provided, however, that the foregoing shall not constitute a waiver of the right to charge and collect such default interest retroactively upon the expiration or earlier termination of the Forbearance Period.

         Section 3.4 Borrower's Business Plan. On or before November 15, 2001, the Borrower shall present to the Banks a business plan for the remainder of calendar year 2001 and for calendar year 2002, including, without limitation, Borrower's financial projections through the end of calendar year 2002 (the "Business Plan"). Within fifteen (15) days of receipt of the Business Plan, the Administrative Agent shall advise Borrower if the Business Plan is acceptable to the Required Banks, such acceptance not to be unreasonably withheld. If the Business Plan is not acceptable to the Required Banks, then the Administrative Agent shall advise Borrower within such fifteen (15)-day period of the portions thereof that are not acceptable and the reasonable basis for such nonacceptance. Borrower shall have a period of ten (10) days after receipt of such nonacceptance in which to revise the Business Plan to address the Required Banks' objections thereto and to resubmit the Business Plan to the Administrative Agent for its reconsideration by the Required Banks. Subject to the terms and provisions of this Agreement (including, without limitation, Section 3.1(a) hereof), the Credit Agreement and the other Credit Documents, Borrower's Notices



                                      4





of Borrowing shall continue to be honored and funded during the fifteen (15) day and ten (10) day periods referred to in this Section 3.4.

         Section 3.5 Lockbox Agreement. On or before November 30, 2001, Borrower shall execute and deliver a lockbox agreement substantially in the form of the lockbox agreement attached as Annex L to the Security Agreement, subject to such reasonable modifications thereto, or alternative security arrangements, all as may be approved by the Collateral Agent.

         Section 3.6 Books, Records and Inspections. Pursuant to and in accordance with Section 7.02 of the Credit Agreement, Parent, Borrower and each Subsidiary thereof shall cooperate and promptly comply with all requests by the Agents, the Banks and/or the Banks' Financial Advisor to examine the books of record and account of the Parent, the Borrower or any Subsidiary thereof, and/or to discuss the affairs, finances and accounts of the Parent, the Borrower or any Subsidiary thereof with, and be advised as to the same by, its and their officers.

         Section 3.7 Cash Flow Projections. On November 5, 2001 and on each Monday thereafter during the Forbearance Period, Borrower shall deliver to the Administrative Agent and to the Banks' Financial Advisor a "rolling" thirteen
(13)-week cash flow projection statement detailing Borrower's actual cash flow for the elapsed week (ending on the previous Friday) and Borrower's cash flow projections for the next succeeding thirteen (13) weeks (collectively, the "Cash Flow Projections"). Borrower shall meet with the Banks' Financial Advisor on a weekly basis to review the Cash Flow Projections to ensure their compliance in all material respects with the Budget.

         Section 3.8 Average Core U.S. Centers Occupancy Rate. Notwithstanding the requirements of Section 8.21 of the Credit Agreement, the Parent and the Borrower shall not permit the Average Core U.S. Centers Occupancy Rate to be less than sixty-eight percent (68%) at any time during the Forbearance Period. For the purposes of this calculation, the term "Core U.S. Centers" shall not include office space that has been closed by the Borrower prior to the date hereof or as to which Borrower initiates the closure process during the Forbearance Period.

         Section 3.9 Executive Compensation. During the Forbearance Period, the Parent and the Borrower shall not increase the compensation of their executive officers or enter into new severance agreements with executive officers, without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld.

                                   ARTICLE 4

                                   AMENDMENT

         Section 4.1 Conditions Precedent to All Credit Events. Notwithstanding the provisions of Section 5.01 of the Credit Agreement or any other provision of the Credit Agreement or the other Credit Documents to the contrary, during the Forbearance Period, the parties waive the conditions precedent that (a) there shall exist no Default or Event of Default at the time of each Credit Event, but only to the extent that such Default or Event of Default is an Existing Event of Default or the failure to make a Required Payment, and (b) all representations and warranties contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all



                                      5



material respects with the same effect as though such representations and warranties had been made on the date of making of such Credit Event (except to the extent such representations specifically relate to earlier dates in which case such representations shall be correct in all material respects on and as of such dates), but only with respect to those representations and warranties that are specifically excluded from Section 5.5 of this Agreement as set forth on Schedule 3 attached hereto and incorporated herein by this reference.



                                   ARTICLE 5

                         CREDIT PARTY ACKNOWLEDGMEnts

         Section 5.1 Indebtedness. Each of the Credit Parties hereby acknowledges and agrees that the principal amount outstanding under the Loans and the Letters of Credit as of October 26, 2001 is as set forth on the schedule attached hereto and made a part hereof by this reference as Schedule 2.

         Section 5.2 No Offsets or Defenses. As a material inducement for the execution of this Agreement, each of the Credit Parties hereby acknowledges and agrees that the Indebtedness and all Credit Documents are valid and binding liabilities and obligations of each of the Credit Parties. Each of the Credit Parties hereby jointly and severally ratifies and confirms each of their respective obligations and indebtedness under the Credit Agreement and the other Credit Documents and represents and warrants to the Banks and the Agents that none of them has or claims any defenses, offsets or counterclaims to any of their respective obligations and indebtedness under the Credit Agreement or any of the other Credit Documents.

         Section 5.3 No Waiver or Estoppel. Except as expressly set forth in this Agreement, each of the Credit Parties hereby acknowledges and agrees that the execution and delivery of this Agreement shall not be deemed (a) to create a course of dealing or otherwise obligate the Agents, the Collateral Agent or the Banks to forbear or execute similar agreements under the same or similar circumstances in the future, (b) to modify, relinquish or impair any right of the Agents, the Collateral Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement, (c) to waive any right of the Banks to receive interest at an increased rate as a result of any Events of Default that have occurred or may in the future occur under the Credit Agreement, (d) to obligate the Banks to make or agree to make any extension of credit if all conditions precedent thereto under the Credit Agreement are not satisfied, (e) to obligate the Banks in any way to forbear from individually or collectively enforcing remedies under the Credit Agreement or any other Credit Document in any manner, (f) to be a commitment from any of the Banks to forbear or "stand still", (g) an acknowledgment of the absence of a material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole since December 31, 1999, or (h) to otherwise limit or modify in any way the representation contained in the last sentence of Section 6.05(a) of the Credit Agreement. Except as expressly set forth in this Agreement, no past or future forbearance on the




                                      6


part of any of the Banks should be viewed as a limitation upon or waiver of the absolute right and privilege of the Banks to exercise rights and remedies that currently exist or may in the future exist.

         Section 5.4 Partial Payments. The Credit Parties acknowledge that any partial payments made, either before or after the execution of this Agreement, may be applied to the Notes in partial satisfaction of the Obligations and that neither the acceptance nor application by any Agents or any Banks of any partial payment shall constitute a cure or waiver of any default under any of the Credit Documents, constitute any extension or other modification of the Loans or any Credit Document, or prejudice any of the Banks' rights under any Loan or any Credit Documents.

         Section 5.5 Representations and Warranties. Each of the Credit Parties hereby jointly and severally represents and warrants that, except as set forth on Schedule 3 hereto, each of the representations and warranties of the Credit Parties, and each of them, set forth in the Credit Agreement and in each of the other Credit Documents is true and correct in all material respects as of the date of this Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date), and other than the Existing Events of Default, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Credit Documents. The Credit Parties make no statement regarding the truth or correctness of the matters set forth on Schedule 3 attached hereto.

         Section 5.6 No Litigation. The Credit Parties hereby represent and warrant to the Agents and the Banks that, except as set forth on Schedule 4 hereto, no litigation, investigation or proceeding before or by an arbitrator or a governmental authority is continuing or, to the knowledge of any Credit Party, threatened against the Credit Parties, or any of them, or any of their officers, directors or Affiliates (a) with respect to the Credit Agreement, the Notes, or any of the other Credit Documents, or any of the transactions contemplated hereby or thereby, or (b) which could have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Credit Parties, or any of them.

         Section 5.7 Subsidiary Guarantors. The Credit Parties hereby represent and warrant to the Agents and the Banks that the Subsidiary Guarantors that are executing this Agreement are all of the Subsidiaries of the Parent or the Borrower that are currently obligated to the Agents or the Banks under the Credit Documents.

         Section 5.8 Confirmation and Ratification. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date of this Agreement) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith. Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Agreement, hereby consents to the extensions of credit pursuant to the Credit Agreement. Each Credit Party further acknowledges and agrees to the provisions of this Agreement and hereby agrees for the benefit of the Agents and the Banks that all extensions of credit pursuant to the Credit Agreement (as same


                                      7



may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

         Section 5.9 Priority and Enforceability. Each Credit Party hereby acknowledges and agrees that (a) the Obligations are secured by valid and enforceable first priority liens and security interests granted by the Credit Parties to the Collateral Agent, for the ratable benefit of the Banks, in and to all of the Collateral, subject only to Permitted Liens, (b) the Obligations and the liens and security interests of the Collateral Agent, for the ratable benefit of the Banks, in the Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, and (c) the Obligations constitute legal, valid and binding obligations of each Credit Party, enforceable in accordance with the terms of the Credit Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Credit Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Agents, the Collateral Agent and the Banks, or to investigate or assert any claims or causes of action arising on or prior to the date of this Agreement against the Agents, the Collateral Agent or the Banks.



                                   ARTICLE 6

                             ADDITIONAL COVENANTS

         Section 6.1 Mezz Debt Subordination Agreement. The Credit Parties hereby acknowledge and confirm their obligations under the Mezz Debt Subordination Agreement, including their agreement thereunder not to make payments on the Mezzanine Subordinated Note Documents unless such payments are permitted under the Mezz Debt Subordination Agreement. The making of any such payment in violation of the Mezz Debt Subordination Agreement shall constitute an Event of Default under the Credit Agreement without the benefit of any notice or grace period and shall automatically terminate the Forbearance Period.

         Section 6.2 Release. As a material inducement for the execution of this Agreement, each Credit Party, for itself and for its Subsidiaries (direct or indirect), and its predecessors, successors, affiliates and assigns (each, a "Releasor"), hereby remise, release and forever discharge, the Agents, the Collateral Agent, each Bank, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatsoever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the date of this Agreement, relating in any way to (a) this


                                      8


Agreement, the Credit Agreement, the Obligations or any other Credit Document,
(b) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Agreement or the Credit Documents or any other proceedings that have been brought or may be brought by any party hereto or any third party relating to the Credit Documents or the transactions contemplated thereby, (c) any acts, transactions or events that are the subject matter of this Agreement or the Credit Documents, or (d) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against the Agents, each Bank, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, by reason of (with respect to each of clauses (a) through (d) above) any matter, cause or thing whatsoever on or prior to the date of this Agreement relating to this Agreement or the Credit Documents; provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements contained herein or in any Credit Document so long as such Credit Document shall remain in full force and effect.



                                   ARTICLE 7

                                 MISCELLANEOUS

         Section 7.1 Free and Voluntary Act. All Credit Parties are freely and voluntarily entering into this Agreement and will enter into any document necessary to fulfill the agreements contemplated herein after full consultation with legal, financial and other counsel of their choosing. Each Credit Party has individually read this Agreement and has discussed this Agreement with its respective legal, financial and other counsel. All Credit Parties understand this Agreement and the risks inherent in, and significance of, same.

         Section 7.2 No Implied Terms. Any and all duties or obligations that Agents and Banks may have to any Credit Party are limited to those expressly stated in this Agreement and the Credit Documents, and neither the duties and obligations of Banks and Agents nor the rights of the Credit Parties shall be expanded beyond the express terms of this Agreement and the Credit Documents.

         Section 7.3 Fair Consideration. The agreements contained herein constitute valuable, adequate and fair consideration for the obligations of the Credit Parties hereunder.

         Section 7.4 No Lender Control. No Bank will, nor has ever been, a partner, joint venturer, alter ego, manager, or controlling person of any of the Credit Parties.

         Section 7.5 No Other Representation. The Credit Parties acknowledge and agree that no Agent, Bank or any person or entity acting on their behalf has made any representation or promise to any Credit Party which is not expressly set forth herein or in the Credit Documents.



                                      9


         Section 7.6 Captions. The captions and headings used in this Agreement are for convenience of reference only and do not in any way affect, limit, amplify or modify the terms and provisions of this Agreement.

         Section 7.7 Counterpart Execution. This Agreement may be executed in several counterparts, each of which shall constitute an original, but together such counterparts shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         Section 7.8 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted legal representatives, heirs, successors and assigns.

         Section 7.9 Time; Construction; Exhibits. Time is of the essence of each provision of this Agreement. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All schedules attached hereto are by this reference made a part of this Agreement for all purposes. All references to sections, paragraphs, and schedules are to this Agreement unless otherwise specifically noted. The use of the words "hereof", "hereunder", "herein" and words of similar import shall refer to this entire Agreement and not to any particular section, paragraph or portion of this Agreement unless otherwise specifically noted. All references to "including" shall mean "including without limited to".

         Section 7.10 Severability. If for any reason any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 7.11 Authority. Each individual executing this Agreement on behalf of any party to this Agreement represents and warrants that he or she is authorized to enter into this Agreement on behalf of that party and that this Agreement binds that party.

         Section 7.12 Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge any obligation of any third person or any party hereto or to give any third person any right to subrogation or action over or against any party to this Agreement.

         Section 7.13 Further Assurances. The Credit Parties shall, at their own expense, execute, acknowledge and deliver any further assignments, conveyances, transfers or other assurances, documents or instruments reasonably requested by any Agent and will take any other action consistent with the terms of this Agreement or which may reasonably be requested by any Agent in order to accomplish and effectuate the intent hereof.

         Section 7.14 Expenses. The Credit Parties shall pay (a) all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the execution and delivery of this Agreement, and (b) the costs and expenses of the Banks' Financial Advisor.




                                      10


         Section 7.15 Banks' Financial Advisor. Casas, Benjamin & White will be engaged as the financial advisor acting on behalf of the Banks (the "Banks' Financial Advisor"), provided, however, that another or a different financial advisor may be engaged by the Banks in accordance with the terms and provisions of the Credit Agreement. All notices required hereunder to be sent to the Banks' Financial Advisor shall be sent to Edward R. Casas at Casas, Benjamin & White, 5215 Old Orchard Road, Suite 850, Skokie, Illinois 60077, Facsimile No. (847) 583-1719.

         Section 7.16 Effectiveness. This Agreement shall become effective when (a) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, and (b) the Parent and the Borrower shall have paid in full to the Administrative Agent all costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) payable to the Administrative Agent to the extent then due.

         Section 7.17 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. The provisions of Section 12.08 of the Credit Agreement are hereby incorporated into this Agreement by this reference.













                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]





                                      11



         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                      HQ GLOBAL HOLDINGS, INC.



                                      By:
                                           ------------------------------
                                           Name:
                                           Title:



                                      HQ GLOBAL WORKPLACES, INC.



                                      By:
                                          -------------------------------
                                          Name:
                                          Title:





                                      12


                                      ING (U.S.) CAPITAL LLC, Individually and
                                           as Managing Agent



                                      By:
                                          --------------------------------
                                          Name:
                                          Title:







                                      13


                                      BANKERS TRUST COMPANY, Individually
                                           and as Syndication Agent



                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:





                                      14






                                      CITICORP REAL ESTATE, INC., Individually
                                           and as Documentation Agent



                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:




                                      15





                                      BNP PARIBAS, Individually and as
                                            Administrative Agent



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                      17








                                      BAYERISCHE HYPO UND VEREINSBANK AG



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE INC.



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      BHF (USA) CAPITAL CORPORATION



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      COAST BUSINESS CREDIT



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      DEUTSCHE BANC ALEX BROWN



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      EATON VANCE



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      EUROPEAN AMERICAN BANK



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      FIRST SOURCE LOAN OBLIGATIONS TRUST

                                      By:    First Source Financial, Inc.,
                                             its Servicer and Administrator



                                             By:
                                                  ----------------------------
                                             Name:
                                             Title:

                                      PILGRIM PRIME RATE TRUST

                                      By:  Pilgrim Investments, Inc., as its
                                           investment manager

                                           By:
                                               -------------------------------
                                               Name:
                                               Title:

                                      SOLOMON SMITH BARNEY



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      SRF TRADING INC.



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      THE PROVIDENT BANK



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      LIBERTY-STEIN ROE ADVISOR FLOATING
                                      RATE ADVANTAGE FUND

                                      By:  Stein Roe & Farnham Incorporated,
                                           as Advisor

                                           By:
                                                ------------------------------
                                                Name:
                                                Title:

                                      SRF 2000 LLC



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      ORIX FINANCIAL SERVICES, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      BNP PARIBAS LOAN TRADING



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      OXFORD STRATEGIC INCOME FUND



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      SENIOR DEBT PORTFOLIO



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      HELLER FINANCIAL INC.



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      IBJ WHITEHALL BANK & TRUST COMPANY
                                      (formerly, IBJ Schroder Bank
                                      & Trust Company)



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      ING BARING



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      THE ING CAPITAL SENIOR SECURED HIGH
                                      INCOME HOLDINGS FUND, LTD.

                                      By:  ING Capital Advisors LLC, as
                                           Investment Manager



                                            By:
                                                 -----------------------------
                                                 Name:
                                                 Title:

                                      BALANCED HIGH-YIELD FUND II, LTD.

                                      By:  ING Capital Advisors LLC,
                                           as Asset Manager



                                           By:
                                               -------------------------------
                                               Name:
                                               Title:

                                      KZH ING-2 LLC



                                      By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                      PACIFICA PARTNERS I, L.P.

                                      By:  Imperial Credit Asset Management,
                                           as Investment Manager



                                           By:
                                                ------------------------------
                                                Name:
                                                Title:

                                      PARIBAS CAPITAL FUNDING LLC



                                      By:
                                           -----------------------------------
                                           Name:
                                           Title:

                      EXECUTION BY SUBSIDIARY GUARANTORS



ACKNOWLEDGED AND AGREED TO BY:


Executive Office Center, Inc.
Executive Office Network, Ltd.
HQ Network Systems, Inc.
HQPA, Inc.
OfficeWorks, Inc.
RTCCO, Inc.
Texas Suites, Inc.
Travel Disposition Company
TYCO, Inc.
Vantas Bethesda Metro, Inc.
Vantas Boca Raton, Inc.
Vantas Corporate Centers, Inc.
Vantas Long Island, L.L.C.
OfficePlus Corporation (a/k/a Vantas Midwest, Inc.)
Vantas Newport, Inc.
Vantas New York, Inc.
Vantas San Francisco, Inc.
Vantas Southern California, Inc.
Vantas 2300 M., Inc.
Vantas International Holdings, Inc.


By:
     ------------------------------------------
     Name:
     Title:









                                  SCHEDULE 1

                                    BUDGET



                                (SEE ATTACHED)

                                  SCHEDULE 2

                         OUTSTANDING PRINCIPAL AMOUNT
                        OF LOANS AND LETTERS OF CREDIT



              ---------------------------------------------------
              A Term Loans                   $10,962,401.11
              ---------------------------------------------------
              B Term Loans                   $82,218,008.47
              ---------------------------------------------------
              C Term Loans                   $90,937,049.04
              ---------------------------------------------------
              Acquisition Loans              $4,625,485.71
               --------------------------------------------------
              A Revolving Loans              $0
               --------------------------------------------------
              A Letters of Credit            $22,192,252.92
               --------------------------------------------------
              B Revolving Loans              $19,000,000.00
              ---------------------------------------------------
              B Letters of Credit            $6,170,276.00
              ---------------------------------------------------

                                  Schedule 3

             EXCEPTIONS TO CERTAIN REPRESENTATIONS AND WARRANTIES


1. Last sentence of Section 6.05(a) of the Credit Agreement. The Banks contend that there has occurred a material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole. The Credit Parties do not make the representation and warranty provided in the last sentence of Section 6.05(a) but do not thereby adopt the Banks' contention.

2. 6.06 of the Credit Agreement. This representation and warranty is amended by the matters disclosed in the Schedule of Litigation matters, Schedule 4 to the Forbearance Agreement (the "Litigation Schedule").

3. 6.09 of the Credit Agreement. This representation and warranty is amended by the matters disclosed in the Litigation Schedule and the list of tax audits attached hereto.

4. 6.13 (a) of the Credit Agreement. The Credit Parties have sold or otherwise disposed of certain assets other than in the ordinary course in connection with the closing of centers or the reduction of activities at centers.

5. 6.13 (b) of the Credit Agreement. The Company has stopped payment of rent and other amounts due to landlords with respect to leases for centers that have been or will be closed by a Credit Party. The Company anticipates that letters of credit and security deposits related thereto will be drawn and other remedial actions will be taken. In addition, all payments to landlords are being deferred by up to one week.

6. 6.15 of the Credit Agreement. The Subsidiaries of the Borrower and Parent are set forth on the list annexed to this Schedule.

7. 6.16 of the Credit Agreement. This representation and warranty is amended by the matters disclosed in the Litigation Schedule.

8. 6.26 of the Credit Agreement. This representation and warranty is amended to reflect the Existing Events of Default.



                             *     *     *     *

Subsidiaries of Parent and Borrower:
-----------------------------------

Executive Office Center, Inc.
Executive Office Network, Ltd.
HQ Network Systems, Inc.
HQPA, Inc.
OfficeWorks, Inc.
RTCCO, Inc.
Texas Suites, Inc.
Travel Disposition Company
TYCO, Inc.
Vantas Bethesda Metro, Inc.
Vantas Boca Raton, Inc.
Vantas Corporate Centers, Inc.
Vantas Long Island, L.L.C.
OfficePlus Corporation (a/k/a Vantas Midwest, Inc.)
Vantas Newport, Inc.
Vantas New York, Inc.
Vantas San Francisco, Inc.
Vantas Southern California, Inc.
Vantas 2300 M., Inc.
International Business Services SRL
Madero Office Center SRL
OmniOffices (UK) Limited
         HQ Holdings Limited HQ Developments (UK) Limited HQ (Lombard
                  Street) Limited HQ Executive Suites (UK) Ltd.
                  HQ Executive Offices (Southampton) Limited
                  HQ Executive Offices (UK) Ltd.
                  HQ Serviced Offices (UK) Ltd.
                  HQMerc UK Management Limited
                  HQMerc UK Partnership Limited
                  Lambert Smith Hampton Serviced Offices Limited
                  Swallowfield Office Services Limited
OmniOffices (Lux) 1929 Holding Company SA
         OmniOffices (Lux) Investment Company SA
                  HQ Global Workplaces Espana S.L.
                  Aracena Investments BV
                  HQ Global Workplaces Nederland B.V.
                  OmniOffices Buroservice GmbH
                  OmniOffices (DE) Buroservice GmbH

                           HQ Business Centers GmbH Bueroservice
                           HQ Frankfurt Business Centers GmbH Bueroservice
Vantas International Holdings, Inc.
         Vantas Holdings de Mexico, S. de R.L. de C.V.
                  Vantas Ciudad de Mexico S. de R.L. de C.V.
                  Centro Corporativo de Mexico S.A. de C.V.
                  Centro de Negocios de la Ciudad de Mexico S.A. de C.V. Centro de Negocios Polanco S.A. de C.V.
         HQ Global Holdings France S.A.S.
         HQ Global France E.U.R.L.
         HQ Global Vendome SARL
         HQ Global La Defense SA
         HQ Global Montpellier SA
         HQ Global Provence SA
         HQ Global Sophia Antipolis SA

Tax Audits:
----------

Following is a list of ongoing audits by various tax authorities as of October 26, 2001:

     1) Santa Clara County, California personal property tax audit for five centers. The audit period is for the tax return years 1997, 1998, 1999 and 2000.

     2) City of Jacksonville, Florida telecommunications public service tax audit for one center. The audit period is from 05/1998 to 04/2001.

     3) New York State sales & use tax audit for one center. The audit period is from 12/1998 to 08/2001.

     4) City of Los Angeles, California business license tax audit for 11 centers. The audit period is for the tax return years 1999, 2000 and 2001.

     5) Arlington County, Virginia personal property tax audit for one center. The audit period is for the tax return years 1999, 2000 and 2001.

     6) New York City commercial rent tax audit for one center. The audit period is from 06/1997 to 05/2000.

     7) New York State sales & use tax audit for one center. The audit period is from 06/1998 to 02/2001.

     8) Fulton County, Georgia personal property tax audit for one center. The audit period is for the tax return year 2001.

     9) The telecommunications excise tax settlement disclosure listed on the Litigation Schedule.

                                  SCHEDULE 4

                                  LITIGATION

         1. Lease dispute with landlord in Brentwood, California for approximately $390,000 in past due rent, penalties and additional amounts.

         2. Eviction proceeding in San Francisco (Tishgart) - in response to HQ eviction proceeding there is a claim of $5 million for wrongful eviction.

         3. Class action in New York State requesting segregation of all security deposits for clients in all New York State HQ centers and payment of interest on monies not segregated for whatever period claim is permitted by the statute of limitations. No motion yet made for class action certification.

         4. Leaseguard litigation - litigation against HQ for breach of contract. Company that audited leases for landlord overcharges claims that HQ has unreasonably refused to retain counsel and prosecute the overcharge claims, to the financial detriment of the audit company.

         5. Kaidonow/Arcoro litigation - 3 actions pending. These actions are the subject of an indemnity from CarrAmerica and other pre-merger Carr-related shareholders. Kaidonow and Arcoro assert that when Carr exchanged in excess of $100 million of HQ debt for securities at HQ, Carr undervalued the company and issued more equity than Carr was entitled to for the debt which it cancelled. Other related claims are made by Kaidonow and Arcoro. The District Court in Washington, DC has recently ruled that the exchange of debt for stock resulted in the stock issued being void because the exchange was not properly approved by the pre-merger HQ Board of Directors.

         6. Walnut Creek arbitration (Massachusetts) - a former franchisee challenges the cancellation of its franchise and seeks monetary damages in an uncertain amount which local counsel advises is speculative and not likely to be obtained.

         7. Litigation not yet commenced but is anticipated by landlords seeking unpaid rent and additional rent in connection with HQ centers already closed or anticipated to be closed over the next 60 to 90 days.

         8. Dispute with New York City for certain telecommunications taxes which is in the process of being negotiated with a possible $350,000 settlement.

         9. Possible litigation with U.S. Internet Working to be filed by HQ to terminate agreement pursuant to which HQ presently pays $50,000 per month.